THE COMMONWEALTH OF MASSACHUSETTS
                               JOHN F. X. DAVOREN
                          Secretary of the Commonwealth
                            STATE HOUSE, BOSTON, MASS

                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582

                        RESTATED ARTICLES OF ORGANIZATION

                     General Laws, Chapter 156B, Section 74


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.


     We, J.P. BARGER, President and K.D. ROBERTS, Clerk of DYNATECH CORPORATION located at 17 Tudor Street, Cambridge, Massachusetts do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on November 20, 1968, by vote of 69,171 shares of Common Stock out of 97,335 shares outstanding, being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

1.   The name by which the corporation shall be known is Dynatech Corporation.

2. The purposes for which the corporation is formed are as follows: To provide engineering, research, consulting and development services of every nature and description; to design, manufacture, test, lease, sell or otherwise deal in equipment, machinery and other goods and products of every nature and description; to carry on any activity which may be necessary or appropriate to the performance of any of the foregoing purposes; and in general to carry on any business permitted to a corporation organized under Massachusetts General Laws, chapter 156B.

3. State the total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                   WITHOUT PAR VALUE              WITH PAR VALUE
CLASS OF STOCK     NUMBER OF SHARES       NUMBER OF SHARES     PAR VALUE

Preferred               None                   100,000           $1.00

Common                  None                 1,500,000           $0.20

4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

         See pages 2A-2F

5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

         None

6. Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

         See pages 2G-2H

         ARTICLE 4. A description of each of the different classes of stock with the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof is as follows:

                             SERIAL PREFERENCE STOCK

     I. The Serial Preference Stock may from time to time be divided into and issued in one or more series. The different series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined by the Board of Directors as provided in Section II hereof. In all other respects all shares of Serial Preference Stock shall be identical.

         The Serial Preference Stock may be issued from time to time by authority of the Board of Directors for such consideration as from time to time may be fixed by vote of the Board of Directors providing for the issue of such stock.

     II. The Board of Directors is hereby expressly authorized, subject to the provisions of these Articles of Organization, to establish one or more series of Serial Preference Stock and, with respect to each series, to fix and determine by vote providing for the issue of such series:

          (a)  the  number  of  shares  to   constitute   such  series  and  the
               distinctive  designation  thereof;

          (b) the dividend rate on the shares of such series and the dividend payment dates;

          (c) whether or not the shares of such series shall be redeemable, and, if redeemable, the redemption prices which the shares of such series shall be entitled to receive and the terms and manner of redemption;

          (d) the preferences, if any, and the amounts which the shares of such series shall be entitled to receive and all other special or relative rights of the shares of such series, upon the voluntary and involuntary dissolution of, or upon any distribution of the assets of, the corporation;

          (e) whether or not the shares of such series shall be subject to the operation of retirement or sinking
                                      -2A-
               funds to be applied for redemption of such shares and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

          (f) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated in such vote;

          (g) whether or not the shares of such series shall have voting rights, and, if so, the conditions under which the shares of such series shall vote as a separate class; and

          (h) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts.

Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series.

     III. Holders of Serial Preference Stock shall be entitled to receive, when and as declared by the Board of Directors but only out of funds legally available for the payment of dividends, cumulative cash dividends at the annual rates fixed by the Board of Directors for the respective series and no more, payable on such dates in each year as the Board of Directors shall fix for the respective series as provided in subsection II(b) (hereinafter referred to as "dividend dates"). Until all accrued dividends on all series of Serial Preference Stock have been declared and set apart for payment through the last preceding dividend date set for all such series, no cash payment or distribution shall be made to holders of any other class of Stock of the Corporation. Dividends on shares of Serial Preference Stock of any series shall accumulate from and after the day on which such shares are issued, but arrearages in the payment thereof shall not bear interest. No dividend shall be declared and set
                                      -2B-
apart for payment on any series of Serial Preference Stock in respect of any dividend period unless there shall likewise be declared and set apart for payment on all shares of Serial Preference Stock of each series at the time outstanding such dividends as would be payable on the said shares through the last preceding dividend date if all dividends were declared and paid in full. Nothing herein contained shall be deemed to limit the right of the corporation to purchase or otherwise acquire at any time any shares of its capital stock; provided that no shares of its capital stock; provided that no shares of capital stock shall be repurchased at any time when accrued dividends on any series of Serial Preference Stock remain unpaid for any period to any including the last preceding dividend date.

         For purposes of these Articles of Organization, and of any vote fixing the terms of any series of Serial Preference Stock the amount of dividends
"accrued" on any share of Serial Preference Stock of any series as at any dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend date, whether or not earned or declared, and the amount of dividends "accrued" on any such share of Serial Preference Stock of any series as at any date other than a dividend date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend date, whether or not earned or declared, plus an amount computed, on the basis of 360 days per annum, for the period after such last preceding dividend date to and including the date as of which the calculation is made at the annual dividend rate fixed for the shares of such series.

     IV. Upon the dissolution of, or upon any distribution of the assets of, the corporation, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for any other class of stock, the holders of Serial Preference Stock shall be entitled to payment of the amount of the preference payable upon such dissolution of, or distribution of the assets of, the corporation fixed by the Board of Directors for the respective series as provided in subsection II(d), and shall be entitled to no further payment. If upon any such dissolution or distribution the assets of the corporation shall be insufficient to pay in full to the holders of the Serial Preference Stock the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among the holders of each series of Serial Preference Stock ratably in accordance

                                      -2C-
with the sums which would be payable on such distribution if all sums payable were discharged in full. The voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, shall not be deemed to be a dissolution of, or a distribution of the assets of, the corporation, for the purpose of this
Section IV.

     V. In the event that and during the period in which the Serial Preference Stock of any series shall be redeemable, then, at the option of the Board of Directors, the corporation from time to time may redeem all or any part of the outstanding shares of such series at the redemption price and upon the terms and conditions fixed by the Board of Directors as provided in subsection II(c) (the sum so payable upon any redemption of Serial Preference Stock being herein referred to as the "redemption price"); provided, that not less than 30 days previous to the date fixed for redemption notice of the time and place thereof shall be mailed to each holder of record of the shares so to be redeemed at his address as shown by the records of the corporation; and provided, further, that in case of redemption of less than all of the outstanding shares of any series of Serial Preference Stock the shares to be redeemed shall be chosen by lot or in such equitable manner as may be prescribed by the Board of Directors. At any time after notice of redemption shall have been mailed as above provided but before the redemption date, the corporation may deposit the aggregate redemption price in trust with a bank or trust company in New York, New York, Boston, Massachusetts, or any other city in which the corporation shall at that time maintain a transfer agency with respect to any class of its stock, having capital, surplus and undivided profits of at least $5,000,000, and named in such notice. Upon the making of such deposit, or if no such deposit is made then upon such redemption date (unless the corporation shall default in making payment of the redemption price), holders of the shares of Serial Preference Stock called for redemption shall cease to be stockholders with respect to such shares notwithstanding that any certificate for such shares shall not have been surrendered; and thereafter such shares shall no longer be transferable on the books of the corporation and such holders shall have no interest in or claim against the corporation with respect to said
                                      -2D-
shares, except the right (a) to receive payment of the redemption price upon surrender of their certificates, or (b) to exercise on or before the date fixed for redemption the rights, if any, not theretofore expiring, to convert the shares so called for redemption into, or to exchange such shares for, shares of stock of any other class or classes or of any other series of the same class or any other class or classes of stock of the corporation. Any funds deposited in trust as aforesaid which shall not be required for such redemption, because of the exercise of any right of conversion subsequent to the date of such deposit or otherwise, shall be returned to the corporation forthwith. The corporation shall be entitled to receive from any such bank or trust company the interest, if any, allowed on any moneys deposited pursuant to this Section, and the holders of any shares so redeemed shall have no claim to any such interest. Any funds so deposited by the corporation and unclaimed at the end of five years from the date fixed for such redemption shall be repaid to the corporation upon its request, after which repayment the holders of such shares who shall not have made claim against such moneys prior to such repayment shall be deemed to be unsecured creditors of the corporation, but only for a period of two years from the date of such repayment (after which all rights of the holders of such shares as unsecured creditors or otherwise shall cease), for an amount equivalent to the amount deposited as above stated for the redemption of such shares and so repaid to the corporation, but shall in no event be entitled to any interest.

         In order to facilitate the redemption of any shares of Serial Preference Stock, the Board of Directors is authorized to cause the transfer books of the corporation to be closed as to the shares to be redeemed.

     VI. Any shares of Serial Preference Stock which shall at any time have been redeemed, or which shall at any time have been surrendered for conversion or exchange or for cancellation pursuant to any retirement or sinking fund provisions with respect to any series of Serial Preference Stock, shall be retired and shall thereafter have the status of authorized and unissued shares of Serial Preference Stock undesignated as to series.


COMMON STOCK

     I. The Common Stock may be issued from time to time by authority of the Board of Directors for such consideration

                                      -2E-
as from time to time may be fixed by vote of the Board of Directors providing for the issue of such stock.

     II. Holders of Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors but only out of funds legally available for the payment thereof and not until all accrued dividends on all series of Serial Preference Stock shall have been declared and set apart for payment through the last preceding dividend date set for all such series.

     III. Upon the dissolution of, or upon any distribution of the assets of, the corporation, the assets, or the proceeds thereof, which are available for distribution to stockholders shall be distributed ratably among the holders of Common Stock after payment to the holders of each series of Serial Preference Stock of the amount of the preference payable upon such dissolution of, or distribution of the assets of, the corporation.

     IV. The Common Stock shall have exclusive voting rights except as otherwise required by law and except to the extent the Board of Directors may, at the time any series of Serial Preference Stock is established, determine that the shares of such series shall have exclusive voting rights or shall vote together as a single class with shares of Common Stock and/or with shares of one or more other series of Serial Preference Stock on all or certain matters.
                                      -2F-

Article 6(a)      TRANSACTIONS WITH INTERESTED PERSONS

     1. In the absence of bad faith, no contract or transaction by this Corporation shall be void, voidable or in any way invalid by reason of the fact that it is with an Interested Person.

     2. For this purpose, Interested Person shall mean an officer, director, stockholder or employee of the Corporation, any person in any other way interested in the Corporation, and a corporation or organization in which an officer, director, stockholder or employee of this Corporation is an officer, director, stockholder or employee or in any way interested.

     3. In the absence of bad faith, no Interested Person shall be liable because of his interest in this Corporation, to the Corporation or any other Interested Person for any loss or expense incurred by reason of such contract or transaction or be accountable for any gain or profit realized from such contract or transaction.

     4. The provisions of this Article 6(a) shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of directors or stockholders of the corporation at which such contract or transaction was authorized or that the vote of an Interested Person was necessary for the authorization of such contract or transaction.

Article 6(b)      INDEMNIFICATION

     1. Each Officer shall be indemnified by the Corporation against all Expenses incurred in connection with any Suit in which he may be involved as a result of being or having been an officer of this Corporation or any other corporation which he has served at the request of this Corporation.

     2. For the purpose of this Article 6(b), "Officer" means any person who serves or has served as a Director or Officer of this Corporation including any person who holds a position regularly filled by election or appointment by the Stockholders or Board of Directors who, by name or by

                                      -2G-
position held, is designated by the Board of Directors as an Officer for the purposes of this Article.

     3. Suit means any action, suit or proceeding, civil or criminal, brought or threatened including any proceeding before any administrative or legislative body or agency.

     4. Expenses means a judgment or liability fixed by a court or any amount paid in settlement of a Suit together with attorneys' fees and expenses reasonably incurred in such Suit provided:

          (a) It shall not include any amount paid with respect to any matter as to which the Officer shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of this Corporation, and

          (b) In the event of settlement of Suit, it shall be limited to Expenses incurred in connection with matters as to which the Corporation has been advised by counsel that in the opinion of such counsel the Officer acted in good faith in the reasonable belief that his action was in the best interests of this Corporation.

     5. The right of indemnification under this Article 6(b) is in addition to any right which any Officer may have either as a matter of law or by agreement with the Corporation.

Article 6(c)  PLACE OF MEETINGS OF STOCKHOLDERS

         Meetings of stockholders may be held at such place within the United States, within or without the Commonwealth of Massachusetts, as may be determined by the Board of Directors or the President.

                                      -2H-

         We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 2, 3 and 4.






IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 20th day of November in the year 1968.



                                   SIGNATURES


                                   J.P. BARGER
                                    President

                                  K.D. ROBERTS
                                      Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                        RESTATED ARTICLES OF ORGANIZATION
                    (General Laws, Chapter 156B, Section 74)

                I hereby approve the within restated articles of
                organization and, the filing fee in the amount of
               $750.00 having been paid, said articles are deemed
                         to have been filed with me this
                           21st day of November, 1968.

                               JOHN F. X. DAVOREN

                                 KEVIN H. WHITE


                          Secretary of the Commonwealth
                           State House, Boston, Mass.





                         TO BE FILLED IN BY CORPORATION

           PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

                           TO: Wallace F. Whitney, Jr.
                             Goodwin, Procter & Hoar
                                 84 State Street
                              Boston, Massachusetts

                        THE COMMONWEALTH OF MASSACHUSETTS
                               JOHN F. X. DAVOREN
                          Secretary of the Commonwealth
                           STATE HOUSE, BOSTON, MASS.

                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                                        ----------
     We, J. P. BARGER, President and KENNETH D. ROBERTS, Clerk of Dynatech Corporation located at 17 Tudor Street, Cambridge, Massachusetts do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on June 27, 1969, by vote of 371,218 shares of Common Stock out of 503,648 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon:

     VOTED: To amend the Articles of Organization of the Corporation by adopting the following new Article 6(d):

          ARTICLE 6(D). PROVISIONS RELATIVE TO MAKING, AMENDING AND REPEALING BY-LAWS.

          The By-laws of this Corporation may provide that the Directors may make, amend or repeal the By-laws in whole or in part, except with respect to any provision thereof which by law, the Articles of Organization or the By-laws requires action by the stockholders.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 27th day of June, in the year 1969.


                                   SIGNATURES


                                   J P BARGER
                                    President



                               KENNETH D. ROBERTS
                                      Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $25.00 having been paid, said articles are deemed to have been filed with me this 1st day of July, 1969.


                               JOHN F. X. DAVOREN

                          Secretary of the Commonwealth
                            State House, Boston, Mass





                         TO BE FILLED IN BY CORPORATION
                       PHOTO COPY OF AMENDMENT TO BE SENT

                           TO: Wallace F. Whitney, Jr.
                             Goodwin, Procter & Hoar
                                 28 State Street
                              Boston, Massachusetts

                        THE COMMONWEALTH OF MASSACHUSETTS

                                   PAUL GUZZI
                          Secretary of the Commonwealth
                    One Ashburton Place, Boston, Mass. 02108


                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582


                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of the stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.


We, J.P. BARGER, PRESIDENT, and KENNETH D. ROBERTS, CLERK of Dynatech Corporation located at 16 New England Executive Park, Burlington, MA 01803 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on July 31, 1978, by a vote of 757,255 shares of Common Stock out of 1,040,232 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon:

         To amend Article 3 of the Restated Articles of Organization of the Corporation by increasing the authorized common stock of the
         Corporation from 1,500,000 shares of common stock par value $.20 per share to 4,000,000 shares of common stock par value $.20 per share and that there be no change in the authorized preferred stock of the Corporation.

The total amount of capital stock already authorized is 100,000 shares preferred with par value and 1,500,000 shares common with par value.

The amount of additional capital stock authorized is 2,500,000 shares common with par value.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of July, in the year 1978.


                                   SIGNATURES


                                  J.P. BARGER
                                   PRESIDENT


                               KENNETH D. ROBERTS
                                     CLERK

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, filing the fee in the amount of $1,250.00 having been paid, said articles are deemed to have been filed with me this 2nd day of August, 1978.




                                    SIGNATURE


                                   PAUL GUZZI
                          SECRETARY OF THE COMMONWEALTH
                           State House, Boston, Mass.





                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
                      Richard A. Soden, Esq.
                      Goodwin, Procter & Hoar
                      28 State Street
                      Boston, MA  02109
Telephone:            523-5700

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                          Secretary of the Commonwealth
                    One Ashburton Place, Boston, Mass. 02108


                                                        FEDERAL IDENTIFICATION
                                                        NO.  04-2258582


                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of the stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, J.P. Barger, President, and Kenneth D. Roberts, Clerk of Dynatech Corporation located at 16 New England Executive Park, Burlington, Massachusetts do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on July 28, 1980, by vote of at least a majority of each class outstanding and entitled to vote thereon:


VOTED: That the Corporation's Restated Articles of Organization, as amended, be further amended to increase the authorized Common Stock of the Corporation from 4,000,000 shares of Common Stock, par value $.20 per share, to 12,000,000 shares of Common Stock, par value $.20 per share.

The total amount of capital stock already authorized is 100,000 shares preferred with par value and 4,000,000 shares common with par value.

The amount of additional capital stock authorized is 8,000,000 shares common with par value.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-eighth day of July, in the year 1980.


                                   SIGNATURES



                                   J.P. BARGER
                                    PRESIDENT



                               KENNETH D. ROBERTS
                                      CLERK

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, filing the fee in the amount of $4,000.00 having been paid, said articles are deemed to have been filed with me this 29th day of August, 1980.

                                    SIGNATURE


                             MICHAEL JOSEPH CONNOLLY
                          SECRETARY OF THE COMMONWEALTH
                           State House, Boston, Mass.






                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
                      Richard A. Soden, Esq.
                      GOODWIN, PROCTER & HOAR
                      28 State Street
                      Boston, MA  02109

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582


                          CERTIFICATE OF RESTORATION OF
                                REACQUIRED SHARES

                     General Laws, Chapter 156B, Section 21A


This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of STOCKHOLDERS or BOARD OF DIRECTORS adopting the restoration of reacquired shares to the status of authorized but unissued shares.

We, J.P. BARGER, President, and KENNETH D. ROBERTS, Clerk of DYNATECH CORPORATION located at 3 New England Executive Park, Burlington, Massachusetts hereby certify in compliance with the provisions of law, that a restoration of reacquired shares to the status of authorized but unissued shares has been made and was duly adopted at a meeting held on November 24, 1981, by vote of the Board of Directors.


The restoration of reacquired shares to the status of authorized but unissued shares is as follows:


                   WITHOUT PAR VALUE                   WITH PAR VALUE
CLASS OF STOCK     NUMBER OF SHARES      NUMBER OF SHARES     PAR VALUE     AMOUNT

Preferred

Common                                   117,503              $.20          $23,500.60


The Aggregate Number of Authorized Shares:

         100,000 shares preferred with par value
         12,000,000 shares common with par value

Aggregate Number of Shares Issued and Outstanding After Restoration:

         no shares preferred with par value
         2,579,279 shares common with par value




IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this day of December, in the year 1981.


                                   SIGNATURES


                                   J.P. BARGER
                                    PRESIDENT


                               KENNETH D. ROBERTS
                                      CLERK

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    One Ashburton Place, Boston, Mass. 02108


                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582


                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.


We, J.P. Barger, President, and Kenneth D. Roberts, Clerk of DYNATECH CORPORATION located at 3 New England Executive Park, Burlington, Massachusetts, 01803, do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on July 25, 1983, by vote of 3,445,753 shares of common stock out of 5,322,790 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon:

VOTED: That the Corporation's Restated Articles of Organization, as amended, be further amended to increase the authorized Common Stock of the Corporation from 12,000,000 shares of Common Stock, par value $.20 per share, to 24,000,000 shares of Common Stock, par value $.20 per share.

The total amount of capital stock already authorized is 100,00 shares preferred with par value and 12,000,000 shares common with par value.

The amount of additional capital stock authorized is 12,000,000 shares common with par value.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 26th day of July, in the year 1983.


                                   SIGNATURES


                                   J.P. BARGER
                                    PRESIDENT


                               KENNETH D. ROBERTS
                                      CLERK

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, filing the fee in the amount of $6,000.00 having been paid, said articles are deemed to have been filed with me this 13th day of September, 1983.


                                    SIGNATURE


                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE







                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
                      Edward T. O'Dell, Jr., Esq.
                      Goodwin, Procter & Hoar
                      28 State Street
                      Boston, MA  02109
Telephone:            523-5700

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                               ONE ASHBURTON PLACE
                               BOSTON, MASS. 02108

                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582

                                                         FEDERAL IDENTIFICATION
                                                         NO.  Applied for

                               ARTICLES OF MERGER
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

              The fee for filing this certificate is prescribed by
                    General Laws, Chapter 156B, Section 114.
            Make checks payable to the Commonwealth of Massachusetts.


MERGER OF MICROBASE MASSACHUSETTS SOFTWARE, INC. and DYNATECH CORPORATION, the constituent corporations into Dynatech Corporation, one of the constituent corporations.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

     1. An agreement of merger has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 78, and will be kept as provided by subsection (d) thereof. The surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

     2. The effective date of the merger determined pursuant to the agreement referred to in paragraph 1 shall be May 10, 1985.

     3. The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

               None

4(b) Directors of Surviving Corporation are as follows:

NAME                        RESIDENCE                      POST OFFICE ADDRESS

Warren M. Rohsenow          47 Windsor Road                3 New England Executive
                            Waban, MA  02168               Park
                                                           Burlington, MA  01803


J.P. Barger                 4 Central Green                3 New England Executive
                            Winchester, MA  01890          Park
                                                           Burlington, MA  01803


James B. Hangstefer         19 Richard Road                3 New England Executive
                            Lexington, MA  02173           Park
                                                           Burlington, MA  01803


Theodore Cohn               57 Winding Way                 3 New England Executive
                            West Orange, NJ  07052         Park
                                                           Burlington, MA  01803


Warren A. Law               15 Fletcher Road               3 New England Executive
                            Belmont, MA  02178             Park
                                                           Burlington, MA  01803

     4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving corporation.

     (a) The post office address of the initial principal office of the surviving corporation in Massachusetts is:
          3 New England Executive Park, Burlington, MA  01803

     (b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving corporation is as follows:


TITLE           NAME                          RESIDENCE                        POST OFFICE ADDRESS

President       J.P. Barger                   4 Central Green                  3 New England Executive
                                              Winchester, MA  01890            Park
                                                                               Burlington, MA  01803

Treasurer       Kenneth D. Roberts            72 Windsor Road                  3 New England Executive
                                              Wellesley Hills, MA  02181       Park
                                                                               Burlington, MA  01803

Clerk           Edward T. O'Dell, Jr.         96 Wildwood Road                 3 New England Executive
                                              Andover, MA  01810               Park
                                                                               Burlington, MA  01803

Directors       (see previous page)

     (c) The date initially adopted on which the fiscal year of the surviving corporation ends is March 31, 1985.

     (d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the surviving corporation is:

          Any day of the week that begins with the fourth Monday of the month of July.

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.


                                   SIGNATURES


                               JERRY STUART LEVIN
                                    PRESIDENT


                              EDWARD T. O'DELL, JR.
                                      CLERK

of Microbase Massachusetts Software, Inc.



                               KENNETH D. ROBERTS
                                 VICE PRESIDENT



                              EDWARD T. O'DELL, JR.
                                      CLERK

of Dynatech Corporation.

                        THE COMMONWEALTH OF MASSACHUSETTS

                               ARTICLES OF MERGER
                    (General Laws, Chapter 156B, Section 78)



I hereby approve the within articles of merger and, the filing fee in the amount of $200 having been paid, said articles are deemed to have been filed with me this 10th day of May, 1985.


                                    SIGNATURE


                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE






                         TO BE FILLED IN BY CORPORATION

                   PHOTO COPY OF ARTICLES OF MERGER TO BE SENT


TO:
                      Mari A. Wilson, Esquire
                      Goodwin, Procter & Hoar
                      28 State Street
                      Boston, MA  02109
Telephone:            (617) 523-5700

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582


                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.


We, J.P. BARGER, PRESIDENT and EDWARD T. O'DELL, JR., CLERK of Dynatech Corporation located at 3 New England Executive Park, Burlington, MA 01803 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on July 27, 1987, by vote of

* 9,019,646 shares of Common out of 11,206,592 shares outstanding, and

**8,926,075 shares of Common out of 11,206,592 shares outstanding,

being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:

                  *VOTED: To amend and restate Article 6(b) of the Corporation's Restated Articles of Organization so that said Article 6(b) shall read as stated on pages 2A - 2C attached hereto.

                  **VOTED: To add a new Article 6(e) to the Corporation's Restated Articles of Organization. Said
                             Article 6(e) shall read as stated on page 2D attached hereto.

ARTICLE 6(B) INDEMNIFICATION

1.       DEFINITIONS.  For purposes of this Article

         (a) A "Director" or "Officer" means any person serving as a director of the Corporation or in any other office filled by appointment or election by the directors or the stockholders and also includes (i) a Director or Officer of the Corporation serving at the request of the Corporation as a director, officer, employee, trustee, partner or other agent of another organization or who serves at its request in any capacity with respect to any employee benefit plan, and
(ii) any person who formerly served as a Director or Officer;

         (b) "Expenses" means (i) all expenses (including attorneys' fees and disbursements) actually and reasonably incurred in connection with a Proceeding, in being a witness in a Proceeding, or in successfully seeking indemnification under this Article, and (ii) any judgments, awards, fines or penalties paid by a Director or Officer in connection with a Proceeding or amounts paid in settlement of a Proceeding, including any taxes or penalties imposed on such Director or Officer with respect to any employee benefit plan under applicable law; and

         (c) A "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and any claim which could be the subject of a Proceeding.

2. RIGHTS TO INDEMNIFICATION. Except as limited by law, the Corporation shall indemnify its Directors and Officers against all Expenses incurred by them in connection with any Proceeding resulting from their serving as an Officer or Director, except that no indemnification shall be provided regarding any matter as to which it shall be adjudicated that such Director or Officer did not act in good faith and in the reasonable belief that his or her action was in the best interests of the Corporation (the "Standard"); for purposes of this Section 2 in connection with service to an employee benefit plan, no Director or Officer shall be deemed to have failed to have acted in accordance with the Standard if he or she acted in good faith in the reasonable belief that his or her action was in the best interests of the participants or beneficiaries of said plan; and provided that as to any matter disposed of by a compromise payment by the Director or Officer seeking indemnification hereunder, pursuant to a consent decree or otherwise, no indemnification shall be provided unless such compromise shall be approved (i) by a majority vote of the directors who were not parties to such Proceeding, or (ii) by legal counsel (who may be the counsel regularly employed by the Corporation) in a written opinion to the effect that such Director's or Officer's actions were not contrary to the Standard or (iii) by vote of a majority of stockholders present in person or by proxy at a meeting at which a quorum is present.


                                       2A

         The Board of Directors may, by general vote pertaining to a specific employee or agent or class thereof, authorize indemnification of the Corporation's employees and agents to whatever extent it may determine, which may be in the same manner and to the same extent provided above.

3. ADVANCE PAYMENTS. Except as limited by law, expenses of a Director or Officer shall be paid by the Corporation in advance of the final determination of a Proceeding, no later than 45 days after the written request therefor by said Director or Officer, unless it is determined (i) by a majority vote of a quorum consisting of the directors who were not parties to such Proceeding, or (ii) by legal counsel (who may be the counsel regularly employed by the Corporation) in a written opinion, to the effect that such Director or Officer did not act in accordance with the Standard; provided, however, that such advance shall only be made upon receipt of an undertaking by the Director or Officer to repay the advances if it is ultimately determined that he or she is not eligible to be indemnified, which undertaking may be unsecured and accepted without regard to the financial ability of such Director or Officer to make repayment.

4. INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any Director or Officer against any liability or cost incurred by him or her as a Director or Officer or arising out of such status, whether or not the Corporation would have the power to indemnify such Director or Officer against such liability or cost.

5. OTHER RIGHTS AND REMEDIES. The provisions of this Article shall not be construed to limit the power of the Corporation to indemnify its Officers or Directors to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law.

     The indemnification provided hereunder shall inure to the benefit of the heirs and personal representative of a Director or officer.

         All rights to indemnification under this Article shall be deemed to be in the nature of a contractual obligation of the Corporation bargained for by each Director and Officer who serves in such capacity at any time while this Article or other relevant provisions of the Massachusetts Corporation Law and other applicable law, if any, are in effect. No repeal or modification of this Article shall adversely affect any such rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.


                                       2B

         In the event that the laws of the Commonwealth of Massachusetts hereafter shall be amended, the effect of which is to modify, change, expand or contract the right or ability of a Massachusetts corporation to provide indemnification to any or all of its Officers or Directors, the Board of Directors of the Corporation shall be authorized to amend the By-laws of the Corporation to insert therein an indemnification provision not inconsistent with the statutory law of Massachusetts then in effect and any such By-law provision shall not be invalid or unenforceable by reason of the fact that it is inconsistent with the provisions of this Article 6(b).


                                       2C

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of August, in the year 1987.




                                   SIGNATURES


                                   J.P. BARGER
                                    PRESIDENT



                              EDWARD T. O'DELL, JR.
                                      CLERK

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $75 having been paid, said articles are deemed to have been filed with me this 31st day of August, 1987.




                                    SIGNATURE


                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE






                         TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

TO:
                      Philip H. Newman, Esquire
                      Goodwin, Procter & Hoar
                      Suite 2400, Exchange Place
                      Boston, MA  02109
Telephone:            617-570-1000

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE
                               ONE ASHBURTON PLACE
                               BOSTON, MASS. 02108

                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582


                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

              The fee for filing this certificate is prescribed by
                    General Laws, Chapter 156B, Section 114.
             Make check payable to the Commonwealth of Massachusetts



We, J.P. Barger and Robert H. Hertz, President and Clerk of Dynatech Corporation organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

     1. That the subsidiary corporation to be merged into the parent corporation is as follows:
                                   State of            Date of
     Name                          Organization        Organization
     ----                          ------------        ------------
     Lightning Location            FLA.                   2/6/75
     and Protection, Inc.


     2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken.

     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B,
Section 82, was duly adopted:

                  VOTED: That the Corporation merge with and into itself its wholly owned subsidiary known as Lightning Location and Protection, Inc., a Florida corporation ("LLP FLA."), and that the Corporation be the surviving entity.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is the date of filing of these Articles of Merger.

     6. The parent corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which it has merged, and any obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.


         IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 30th day of November, 1988.



                                   SIGNATURES



                                   J.P. BARGER
                                    PRESIDENT



                                 ROBERT H. HERTZ
                                      CLERK

                          COMMONWEALTH OF MASSACHUSETTS
            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)




         I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 2nd day of February, 1989.



                                    SIGNATURE




                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE







                         TO BE FILLED IN BY CORPORATION

                         PHOTO COPY OF MERGER TO BE SENT



TO:
                      C T Corporation System
                      2 Oliver Street
                      Boston, Massachusetts  02109

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26


         We, J.P. BARGER, PRESIDENT and ROBERT H. HERTZ, CLERK of DYNATECH CORPORATION located at 3 NEW ENGLAND EXECUTIVE PARK, BURLINGTON, MASSACHUSETTS 01803 do hereby certify that at a meeting of the directors of the corporation held on February 16, 1989, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

         VOTED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provision of its Articles of Organization, a series of Preferred Stock of the Corporation is hereby created and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series A Junior Participating Cumulative Preferred Stock" (the "Series A Preferred Stock"), and the number of shares constituting such series shall be 24,000.

         Section 2.  DIVIDENDS AND DISTRIBUTIONS.

         (A) (i) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $60 or (b) subject to the provision for adjustment hereinafter set forth, 2000 times the aggregate per share amount of all cash dividends, and 2000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.20 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The multiple of cash and non-cash dividends declared on the Common Stock to which holders of the Series A Preferred Stock are entitled, which shall be 2000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple." In the event the Corporation shall at any time after February 16, 1989 (the "Rights Declaration Date") declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (ii) Notwithstanding anything else contained in this paragraph
(A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a Dividend of $60 per share on the Series A Preferred Stock shall nevertheless be paid out of funds legally available for the purpose on such subsequent Quarterly Dividend Payment Date.

         (B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

         Section 3. VOTING RIGHTS. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

         (A) Subject to the provision of adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 2000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, which shall be 2000 initially but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple." In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, the holders of the Series A Preferred Stock shall have the right to elect two (2) Directors.

                  (ii) During any default period, such voting right of the holders of Series A Preferred stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Series A Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Series A Preferred Stock of such voting right. At any meeting at which the holders of Series A Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Series A Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number.

                  (iii) Unless the holders of Series A Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Series A Preferred Stock outstanding may request, the calling of a special meeting of the holders of Series A Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Clerk of the Corporation. Notice of such meeting and of any annual meeting at which holders of Series A Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Series A Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or, in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Series A Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                  (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Series A
Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Series A Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                  (v) Immediately upon the expiration of a default period, (x) the right of the holders of Series A Preferred Stock to elect Directors shall cease, (y) the term of any Directors elected by the holders of Series A Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Articles of Organization or by-laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Articles of Organization or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

         (D) Except as otherwise required by applicable law or as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4.  CERTAIN RESTRICTIONS.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         B. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A
Preferred  Stock  unless,  prior  thereto,  the  holders  of  shares of Series A
Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $200,000 per share or
(2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 2000 times the aggregate amount to be distributed per share to holders of Common stock, or (y) to the holders of any other class or series of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause
(x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

         Section 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 2000 times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8.  REDEMPTION.

         (A) For purposes of this Section 8, the following terms have the meanings indicated:

                  (i) "Acquiring Person" shall mean any Person (as such term hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the shares of Common Stock then outstanding, but shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan of the Corporation or any subsidiary thereof or any entity holding shares of Common Stock organized, appointed or established by the Corporation or any subsidiary thereof for or pursuant to the terms of any such plan.

                  (ii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (iii) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                         (a) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) or has
                    the right to dispose                of;

                         (b) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than rights initially exercisable for Series A Preferred Stock), warrants or options, or otherwise;
                    PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                         (c)  which  are   beneficially   owned,   directly   or
                    indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (b) of this paragraph (iii) or disposing of any securities of the Corporation.

                  (iv) "Disinterested Director" shall mean (A) any member of the Corporation's Board of Directors who is not an officer or employee of the Corporation or any of its subsidiaries and who is not an Acquiring Person or an Affiliate or an Associate of an Acquiring Person or nominee of an Acquiring Person or any such Affiliate or Associate and was a member of the Corporation's Board of Directors prior to the Rights Declaration Date, and (B) any Person who subsequently becomes a member of the Company's Board of Directors who is not an Acquiring Person or an Affiliate or an Associate of an Acquiring Person or nominee of an Acquiring Person or any such Affiliate or Associate, if such
Person's nomination is recommended or approved by a majority of the Disinterested Directors.

                         (v)   "Person"   shall  mean  any   individual,   firm,
                    corporation, partnership or other entity.

         (B) Subject to Section 4 hereof, the Corporation may, at any time (unless otherwise prevented by law) by the affirmative vote of a majority of the directors then in office, including, if at the time of such vote there is an Acquiring Person, a majority of the Disinterested Directors, redeem all or any portion of the Series A Preferred Stock then outstanding. The amount per share of Series A Preferred Stock to be redeemed to be paid upon any such redemption shall be equal to $200,000 plus accrued and unpaid dividends, if any, payable with respect thereto. The total sum payable per share of Series A Preferred Stock on the date on which the Corporation redeems any shares of Series A Preferred Stock (the "Redemption Date") is hereinafter referred to as the "Redemption Price."

         (C) If less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation shall select the shares to be redeemed by lot. Notice of redemption pursuant to this Section 8 shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than 30 nor more than 60 days in advance of the applicable Redemption Date and shall specify the Redemption Date, the Redemption Price and the place at which payment may be obtained as to such shares. At any time on or after the Redemption Date applicable thereto, the holders of record of shares of Series A Preferred Stock to be redeemed on such Redemption Date shall be entitled to receive the Redemption Price therefor upon actual delivery to the Corporation or its agent of the certificates representing the shares to be redeemed.

         If such notice of redemption shall have been duly given, and if on or before any Redemption Date the funds necessary for such redemption (taking into account any conversions) shall have been deposited by the Corporation with a bank or trust company designated by the Board of Directors and having capital and surplus of at least $50,000,000 in trust for the pro rata benefit of the holders of the shares of Series A Preferred Stock so called for redemption, then, notwithstanding that any certificate for shares of Series A Preferred Stock so called for redemption shall not have been surrendered for cancellation, from and after such Redemption Date (unless there shall have been a default in payment of the Redemption Price) all shares of Series A Preferred Stock so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company upon surrender of their certificate or certificates at any time after the time of such deposit the funds so deposited, without interest. The balance of any funds so deposited and unclaimed at the end of one year from such Redemption Date shall be released or repaid to the Corporation, after which the holders of the shares so called for redemption shall look only to the Corporation for payment thereof, without interest.

         Section 9. RANKING. Unless otherwise provided in the Articles of Organization of the Corporation or a Certificate of Vote of Directors Establishing a Class of Stock relating to a subsequently designated series of Preferred Stock of the Corporation, the Series A Preferred Stock shall rank junior to any other series of Corporation's Preferred Stock, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Common Stock.

         Section 10. AMENDMENT. The Articles of Organization of the Corporation and this Certificate of Vote shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely (within the meaning of Section 77 of Chapter 156B of the Massachusetts General Laws) without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

         Section 11. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.



                                   SIGNATURES


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21st day of February in the year 1989.



                                   J.P. BARGER
                                    PRESIDENT



                                 ROBERT H. HERTZ
                                      CLERK

                        THE COMMONWEALTH OF MASSACHUSETTS

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                           A SERIES OF CLASS OF STOCK

                    (General Laws, Chapter 156B, Section 26)


I hereby approve the within certificate and, the filing fee in the amount of $100 having been paid, said certificate is hereby filed this 27th day of February, 1989.



                                    SIGNATURE



                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE





                         TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF CERTIFICATE TO BE SENT


TO:
                      Grant Goodman, Esq.
                      Goodwin, Procter & Hoar
                      Exchange Place
                      Boston, MA  02109
Telephone:            (617) 570-1513

                        THE COMMONWEALTH OF MASSACHUSETTS

                             William Francis Galvin
                          Secretary of the Commonwealth

                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108


                                                         FEDERAL IDENTIFICATION
                                                         NO.  04-2258582


                              ARTICLES OF AMENDMENT
                     General Laws, Chapter 156B, Section 72



We John F. Reno, President, and Robert H. Hertz, Clerk of Dynatech Corporation located at 3 New England Executive Park, Burlington, Massachusetts 01803 do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED: 3 of the Articles of Organization were duly adopted at a meeting held in July 27, 1995, by vote of 14,364,005 shares of Common Stock out of 17,593,778 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:


VOTED: To amend Article 3 of the Restated Articles of Organization of the Corporation, as amended, by increasing the authorized Common Stock of the Corporation from 24,000,000 shares of Common Stock, par value $.20 per share, to 50,000,000 shares of Common Stock, par value $.20 per share, and that there be no change in the authorized Preferred Stock of the Corporation.

The total presently authorized is:

                            WITH PAR VALUE STOCKS

     TYPE                      NUMBER OF SHARES           PAR VALUE

     COMMON                    24,000,000                 $.20

     PREFERRED                    100,000                 $1.00



CHANGE the total authorized to:

                              WITH PAR VALUE STOCKS

      TYPE                      NUMBER OF SHARES           PAR VALUE

      COMMON                    50,000,000                 $.20

      PREFERRED                    100,000                 $1.00

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.




                                   SIGNATURES



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 16th day of August, in the year 1995.



                                  JOHN F. RENO
                                    PRESIDENT



                                 ROBERT H. HERTZ
                                      CLERK

                        THE COMMONWEALTH OF MASSACHUSETTS



                              ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156B, SECTION 72




I hereby approve the within articles of amendment and, the filing fee in the amount of $26,000 having been paid, said articles are deemed to have been filed with me this 16th day of August, 1995.



                                    SIGNATURE




                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH





                         TO BE FILLED IN BY CORPORATION

                 PHOTO COPY OF ARTICLES OF AMENDMENT TO BE SENT


TO:
                     Reginald F. Thors, Esq.
                     Goodwin, Procter & Hoar
                     Exchange Place
                     Boston, MA  02109
Telephone:           (617) 570-1513